UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ramius Hedged Alpha Fund
(Formerly Ramius Dynamic Replication Fund)
 (Class A: RDRAX)
(Class I: RDRIX)

ANNUAL REPORT
October 31, 2014

Ramius Hedged Alpha Fund
a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the Ramius Hedged Alpha Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

www.ramiusmutualfunds.com

Dear Fellow Shareholders,

On March 1, 2014 the Ramius Hedged Alpha Fund changed its objective from hedge fund return replication to the pursuit of positive returns over a market cycle while minimizing broad equity market risk.  Since the change of focus, the portfolio has been re-aligned to include, by year end, 9 factors that the investment manager has determined are drivers of hedge fund returns. These exposures are delivered in a hedged format that seeks to eliminate market returns (beta).

Broadly speaking, the portfolio offers exposures to hedge fund returns based on Value, Size, Quality, Spin-Offs, Shareholder Activism, Conviction and Share Buybacks (with some categories represented by more than one factor). We seek to identify how each alpha source and behavior of returns correlates to one another within the portfolio and we are continuously refining our analysis of what factors we believe contribute most strongly to hedge fund returns.

The change in objective coincided with the beginning of a period where the returns of hedge fund managers have lagged those of the broader equity markets by a historically wide margin and the Fund thus underperformed the Morningstar Moderate Target Risk category as well as its benchmark Citigroup 3 Month Treasury Bill Index.

Hedge fund underperformance persisted for the better part of the year, reaching an apex in October. In October, hedge fund ownership factors were driven downward by selling pressure tied to ‘de-risking’ with pain compounded by the extreme move higher (“V” shape) for broad equity indices. The best example of this was the negative 150 basis points difference between the Goldman Sachs VIP Index, a proxy for hedge fund long positions, and the S&P 500 Index (a common hedging instrument). Utilizing the Goldman Sachs VIP Index as proxy for ‘short’ hedge fund positioning the difference widens to -180 basis points. Losses were even more pronounced for event driven exposures, which underperformed the broader long/short equity community, represented by the HFRX Equity Hedge Index. For the Fund, this was represented via exposures to Spin Offs, Hedge Fund Conviction and to a lesser degree Activism. Outside the broad underperformance of hedge fund ownership, exposure to Energy and Materials weighed on performance, producing outsized losses. This was particularly true for Morningstar US Target Equity Index, as energy and materials represented approximately 25% and 20%, respectively.

It has been a short time since the Fund changed mandates and it is management’s belief that the current period of hedge fund underperformance is ahistorical and will not persist. We believe that the Fund has been optimized to show better performance as conditions for its underlying factors improve.

Sincerely,

Ramius Alternative Solutions

Important Disclosures

The views in this letter were as of October 31, 2014 and may not necessarily reflect the view on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.  This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report.  All current and future holdings are subject to risk and to change.

As of 3/1/2014, the Fund changed its name from the Ramius Dynamic Replication Fund. The Fund’s investment objective and strategies, in all material respects, were changed.

An investment in the Ramius Hedged Alpha Fund is subject to risks, including the possible loss of principal. The Fund utilizes investment strategies that are non-traditional and may be highly volatile. Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio. The Fund may not achieve its objective of seeking to achieve positive returns over a market cycle while minimizing broad equity market risk. The use of derivatives can be highly volatile, illiquid and difficult to manage. Derivatives involve greater risks than the underlying obligations because in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk, pricing risk and leveraging risk. The use of derivatives, including futures and swap agreements, may reduce returns and/or increase volatility. Leverage, transactions including futures contracts and short positions, can magnify the effects of changes in value and make the Fund more volatile. Short sales are speculative transactions and involve special risks, including potentially unlimited losses. Liquidity risk within the Fund stems from the possible lack of marketability of an investment that cannot be bought or sold quickly enough to prevent or minimize a loss. Small and Mid-Cap companies may be subject to more abrupt or erratic market movements than are typical in Large-Cap companies. The Fund is non-diversified meaning it may invest a relatively high percentage of its assets in a limited number of positions making it more vulnerable to changes in the market value of single position. The Fund may, at times, experience higher-than-average portfolio turnover which may generate a greater number of taxable transactions which in turn may lower the Fund’s return.

Citigroup 3-Month Treasury Bill Index: This is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

Morningstar Target Risk Index series consists of five asset allocation indexes that span the risk spectrum from conservative to aggressive. The family of asset allocation indexes can serve as benchmarks to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for performance comparison.

The securities selected for the asset allocation indexes are driven by the rules-based indexing methodologies that power Morningstar’s comprehensive index family. Morningstar indexes are specifically designed to be seamless, investable building blocks that deliver pure asset-class exposure. Morningstar indexes cover a global set of stocks, bonds and commodities.

S&P 500 Index: A capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index was developed with a base level of 10 for the 1941-43 base period.

Goldman Sachs VIP Index: Goldman Sach’s VIP list consists of the latest VIP list of 50 stocks that are most important to hedge funds. These are positions that appear most frequently in the top 10 holdings of fundamental focused hedge funds. Goldman Sachs also reveals a list of very important short positions to hedge funds.

HFRX Equity Hedge Index: Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

One cannot invest directly in an index.

Alpha: A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha. 0.01% = 1 basis point;

Ramius Hedged Alpha Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Citigroup 3-Month Treasury Bills Index and the HFRI Global Hedge Fund Index. Effective May 16,2014, the Fund’s performance benchmark changed to the Citigroup 3-Month Treasury Bills Index, which the Fund believes is a better performance benchmark for comparison to the Fund’s performance and investment strategy. Results include the reinvestment of all dividends and capital gains.

The Citigroup 3-Month Treasury Bills Index measures monthly return equivalents of yields averages that are not marked to market. It consists of the last three three-month Treasury Bill issues, respectively. Returns for this index are calculated on a monthly basis. The HFRX Global Hedge Fund Index is a global investable index that is designed to be representative of the overall composition of the hedge fund universe. The Index is comprised of all eligible hedge fund strategies, which are then asset weighted based on the distribution of assets in the hedge fund industry. There are over 40 constituent funds in the Index. Constituent funds report daily and monthly performance, net of all fees, in U.S. dollars and typically have a minimum of $50 million under management and a 24-month track record of active performance. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of October 31, 2014	1 Year	3 Years	Since Inception (7/22/2010)
Before deducting maximum sales charge
Class A¹	-4.52%	-0.64%	-0.86%
Class I²	-4.29%	-0.39%	-0.62%
After deducting maximum sales charge
Class A¹	-9.76%	-2.50%	-2.16%
Citigroup 3-Month Treasury Bills Index	0.04%	0.05%	0.07%
HFRX Global Hedge Fund Index	0.96%	2.88%	1.42%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 6RAMIUS.

Gross and net expense ratios for Class A shares were 2.18% and 1.84% respectively, and for Class I shares were 1.93% and 1.59% respectively, which were the amounts stated in the current prospectus. The Advisor’s contractual agreement to waive its fees and/or absorb expenses is in effect until March 1, 2015. In the absence of such waivers, the Fund’s returns would have been lower.

¹
Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 60 days of purchase will be charged 2.00% redemption fee.

Ramius Hedged Alpha Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 36.4%
8,200,015	Fidelity Institutional Money Market Fund, 0.04%1	$8,200,015

Principal Amount
$25,627,143	UMB Money Market Fiduciary, 0.01%1	25,627,143

	TOTAL SHORT-TERM INVESTMENTS (Cost $33,827,158)	33,827,158

	TOTAL INVESTMENTS – 36.4% (Cost $33,827,158)	33,827,158
	Other Assets in Excess of Liabilities – 63.6%	59,089,948

	TOTAL NET ASSETS – 100.0%	$92,917,106

1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Ramius Hedged Alpha Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

SWAP CONTRACTS

TOTAL RETURN SWAPS

Counterparty	Reference Index	Notional Amount	Pay/Receive Total Return on Reference Index	Financing Rate2	Maturity Date	Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Credit Suisse	CSUSRAM1 Index	$27,162,058	Receive	1-Month USD-LIBOR plus 0.45%	2/5/2015	$-	$-
Deutsche Bank	DBRAHFSP Index	26,383,160	Receive	1-Month USD-LIBOR plus 0.75%	9/22/2015	-	-
Deutsche Bank	DBRAQLTY Index	22,805,139	Receive	1-Month USD-LIBOR plus 0.75%	7/16/2015	-	-
Morgan Stanley	MSIQATDT Index	15,090,927	Receive	1-Month USD-LIBOR plus 0.75%	2/27/2015	-	-
Morgan Stanley	MSIQSMDT Index	24,908,332	Receive	1-Month USD-LIBOR plus 0.60%	3/31/2015	-	-
Morgan Stanley	MSUSSFDT Index	23,330,540	Receive	1-Month USD-LIBOR plus 0.90%	3/31/2015	-	-
Morgan Stanley	MSUSSPIN Index	18,155,715	Receive	1-Month USD-LIBOR plus 0.55%	10/30/2015	-	-
Morgan Stanley	MSUSVALU Index	19,521,934	Receive	1-Month USD-LIBOR plus 0.75%	11/28/2014	-	-
Societe Generale	SPBUYUT Index	21,089,993	Receive	1-Month USD-LIBOR plus 0.53%	6/4/2015	-	-
TOTAL TOTAL RETURN SWAPS						$-	$-

2	Financing rate is based upon predetermined notional amounts.

See accompanying Notes to Financial Statements.

Ramius Hedged Alpha Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

FUTURES CONTRACTS

Short Contracts	Expiration Date	Number of Contracts	Value at Trade Date	Value at October 31, 2014	Unrealized Appreciation (Depreciation)

E-mini S&P 500	December 2014	(1,187)	$(118,041,369)	$(119,376,590)	$(1,335,221)
E-mini S&P 400 Midcap	December 2014	(324)	(46,316,747)	(45,858,960)	457,787
Mini Russell 2000	December 2014	(312)	(35,957,406)	(36,535,200)	(577,794)

TOTAL FUTURES CONTRACTS			$(200,315,522)	$(201,770,750)	$(1,455,228)

See accompanying Notes to Financial Statements.

Ramius Hedged Alpha Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type/Asset Class	Percent of Total Net Assets
Short-Term Investments	36.4%
Total Investments	36.4%
Other Assets in Excess of Liabilities	63.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ramius Hedged Alpha Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2014

Assets:
Investments, at value (cost $33,827,158)	$33,827,158
Foreign cash, at value (cost $65,678)	60,208
Cash segregated with brokers for futures contracts and swap contracts	56,211,413
Receivables:
Fund shares sold	7,795
Unsettled gain on swap transactions	4,497,930
Unrealized appreciation on open futures contracts	457,787
Other assets	4,321
Interest	513
Prepaid expenses	11,786
Total assets	95,078,911

Liabilities:
Payables:
Fund shares redeemed	92,625
Unrealized depreciation on open futures contracts	1,913,015
Advisory fees	83,133
Distribution fees - Class A (Note 7)	62
Auditing fees	16,749
Transfer agent fees and expenses	12,354
Fund accounting fees	11,992
Administration fees	8,946
Custody fees	7,179
Chief Compliance Officer fees	2,523
Trustees' fees and expenses	2,154
Accrued other expenses	11,073
Total liabilities	2,161,805

Net Assets	$92,917,106

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$95,285,174
Accumulated net realized loss on foreign currency, futures contracts, investments,
securities sold short and swap contracts	(907,370)
Net unrealized depreciation on:
Foreign currency translations	(5,470)
Futures contracts	(1,455,228)
Net Assets	$92,917,106

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$3,303
Shares of beneficial interest issued and outstanding	360
Redemption price*	9.18
Maximum sales charge (5.50% of offering price)**	0.53
Maximum offering price to public	$9.71

Class I Shares:
Net assets applicable to shares outstanding	$92,913,803
Shares of beneficial interest issued and outstanding	10,039,876
Redemption price	$9.25

*
No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Ramius Hedged Alpha Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2014

Investment Income:
Interest	$6,511
Dividends	1,552
Total investment income	8,063

Expenses:
Advisory fees	736,793
Administration fees	70,642
Fund accounting fees	65,815
Transfer agent fees and expenses	51,113
Registration fees	34,478
Legal fees	30,002
Auditing fees	16,717
Miscellaneous	16,397
Shareholder reporting fees	12,611
Custody fees	11,748
Chief Compliance Officer fees	8,072
Trustees' fees and expenses	4,606
Insurance fees	1,737
Interest expense	1,377
Distribution fees - Class A (Note 7)	133

Total expenses	1,062,241
Advisory fees waived	(163,657)
Net expenses	898,584
Net investment loss	(890,521)

Realized and Unrealized Gain (Loss) on Foreign Currency, Futures Contracts, Investments,
and Swap Contracts:
Net realized gain (loss) on:
Foreign currency transactions	(2,184)
Futures contracts	(9,893,529)
Investments	890,517
Swap contracts	8,323,881
Net realized loss	(681,315)
Net change in unrealized appreciation/depreciation on:
Foreign currency translations	(4,161)
Futures contracts	(1,124,217)
Investments	(947,544)
Swap contracts	(871,350)
Net change in unrealized appreciation/depreciation	(2,947,272)
Net realized and unrealized loss on foreign currency, futures contracts, investments,
and swap contracts	(3,628,587)

Net Decrease in Net Assets from Operations	$(4,519,108)

See accompanying Notes to Financial Statements.

Ramius Hedged Alpha Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(890,521)	$(612,680)
Net realized gain (loss) on foreign currency transactions, futures contracts,
investments and swap contracts	(681,315)	2,755,627
Net change in unrealized appreciation/depreciation on foreign currency translations,
investments, futures contracts and swap contracts	(2,947,272)	(161,218)
Net increase (decrease) in net assets resulting from operations	(4,519,108)	1,981,729

Distributions to Shareholders:
From net realized gain:
Class A	(1,602)	(138)
Class I	(723,588)	(753,328)
Total distributions	(725,190)	(753,466)

Capital Transactions:
Net proceeds from shares sold:
Class A	27,094	52,902
Class I	91,418,630	7,278,439
Reinvestment of distributions:
Class A	1,430	26
Class I	705,989	748,616
Cost of shares redeemed:
Class A1	(78,219)	(11,798)
Class I2	(34,585,619)	(47,472,603)
Net increase (decrease) in net assets from capital transactions	57,489,305	(39,404,418)

Total increase (decrease) in net assets	52,245,007	(38,176,155)

Net Assets:
Beginning of period	40,672,099	78,848,254
End of period	$92,917,106	$40,672,099

Accumulated net investment loss	$-	$(871,350)

Capital Share Transactions:
Shares sold:
Class A	2,754	5,498
Class I	9,418,005	750,725
Shares reinvested:
Class A	147	3
Class I	71,893	77,496
Shares redeemed:
Class A	(8,185)	(1,210)
Class I	(3,565,491)	(4,890,665)
Net increase (decrease) in capital share transactions	5,919,123	(4,058,153)

1	Net of redemption fee proceeds of $0 and $0, respectively.
2	Net of redemption fee proceeds of $4,318 and $2,790, respectively.

See accompanying Notes to Financial Statements.

Ramius Hedged Alpha Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Period July 22, 2010* through October 31, 2010
Net asset value, beginning of period	$9.82	$9.61	$9.80	$10.08	$10.00
Income from Investment Operations:
Net investment loss1	(0.16)	(0.13)	(0.07)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.27)	0.44	0.02	(0.20)	0.09
Total from investment operations	(0.43)	0.31	(0.05)	(0.25)	0.08

Less Distributions:
From net investment income	-	-	(0.02)	(0.01)	-
From net realized gain	(0.21)	(0.10)	(0.12)	(0.02)	-
Total distributions	(0.21)	(0.10)	(0.14)	(0.03)	-

Redemption fee proceeds	-	-	-	-	2	-	2

Net asset value, end of period	$9.18	$9.82	$9.61	$9.80	$10.08

Total return3	(4.52)%	3.27%	(0.52)%	(2.51)%	0.80	%4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3	$55	$13	$46	$41

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.90%	2.02%	1.86%	1.86%	1.94	%5
After fees waived and expenses absorbed	1.65%	1.68%	1.74%	1.68%	1.76	%5
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.89)%	(1.64)%	(0.86)%	(0.70)%	(0.86	)% 5
After fees waived and expenses absorbed	(1.64)%	(1.30)%	(0.74)%	(0.52)%	(0.68	)% 5

Portfolio turnover rate	49%	112%	127%	374%	141	%4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more.  Returns shown do not include payment of Contingent Deferred Sales Charge ("CDSC") of 1% on certain purchases of $1 million or more that are redeemed within 18 months of the date of purchase.  If these sales loads and CDSC were included total returns would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Ramius Hedged Alpha Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Period July 22, 2010* through October 31, 2010
Net asset value, beginning of period	$9.87	$9.64	$9.82	$10.08	$10.00
Income from Investment Operations:
Net investment loss1	(0.13)	(0.10)	(0.05)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.28)	0.43	0.03	(0.20)	0.09
Total from investment operations	(0.41)	0.33	(0.02)	(0.23)	0.08

Less Distributions:
From net investment income	-	-	(0.04)	(0.01)	-
From net realized gain	(0.21)	(0.10)	(0.12)	(0.02)	-
Total distributions	(0.21)	(0.10)	(0.16)	(0.03)	-

Redemption fee proceeds	-	2	-	2	-	2	-	2	-

Net asset value, end of period	$9.25	$9.87	$9.64	$9.82	$10.08

Total return3	(4.29)%	3.47%	(0.19)%	(2.29)%	0.80	%4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$92,914	$40,617	$78,835	$128,260	$132,967

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.65%	1.77%	1.61%	1.61%	1.69	%5
After fees waived and expenses absorbed	1.40%	1.43%	1.49%	1.43%	1.51	%5
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.64)%	(1.39)%	(0.61)%	(0.45)%	(0.61	)% 5
After fees waived and expenses absorbed	(1.39)%	(1.05)%	(0.49)%	(0.27)%	(0.43	)% 5

Portfolio turnover rate	49%	112%	127%	374%	141	%4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Ramius Hedged Alpha Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2014

Note 1 – Organization
Ramius Hedged Alpha Fund (formerly known as Ramius Dynamic Replication Fund) (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective seeks to achieve positive returns over a market cycle while minimizing broad equity market risk. The Fund commenced investment operations on July 22, 2010, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Stock Index Futures
The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Ramius Hedged Alpha Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

(c) Short Sales
The Fund may engage in short sales that are “uncovered”. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

(d) Exchange-Traded Notes
Exchange-Traded Notes (“ETNs”) are debt securities that combine certain aspects of Exchange-Traded Funds (“ETFs”) and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

(e) Total Return Swap Contracts
The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Ramius Hedged Alpha Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

(f) Money Market Investments
The Fund invests a significant amount (27.6% of its net assets as of October 31, 2014) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publically traded on open markets.

(g) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, futures contracts or swap contracts, the Fund may be required to maintain collateral in various forms. At October 31, 2014, such collateral is denoted in the Fund’s Statement of Assets and Liabilities. Also in conjunction with the use of short sales, options, futures contracts or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At October 31, 2014, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(h) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(i) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Ramius Hedged Alpha Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Ramius Alternative Solutions LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.15% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.65% and 1.40% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is effective until March 1, 2015, and may be terminated by the Trust’s Board of Trustees.

For the year ended October 31, 2014, the Advisor waived $163,657 of its advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At October 31, 2014, the amount of these potentially recoverable expenses was $491,899. The Advisor may recapture all or a portion of this amount no later than October 31 of the years stated below:

2015	131,186
2016	197,056
2017	163,657

Ramius Hedged Alpha Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2014, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At October 31, 2014, the cost of securities on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$33,827,158

Gross unrealized appreciation	$-
Gross unrealized depreciation	-

Net unrealized depreciation on investments	$-

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (2,411,171)	$ 1,761,871	$ 649,300

As of October 31, 2014, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(2,362,598)
Net unrealized depreciation on investments	-
Net unrealized depreciation on foreign currency	(5,470)
Total accumulated deficit	$(2,368,068)

Ramius Hedged Alpha Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2014 and 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$-	$115,416
Long-term capital gains	725,190	638,050
Total distributions paid	$725,190	$753,466

At October 31, 2014, the Fund had accumulated capital loss carry forwards as follows:

	ST	LT	Total
Not Subject to Expiration	$-	$2,362,598	$2,362,598

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the year ended October 31, 2014, the Fund received $4,318 in redemption fees.

Note 6 – Investment Transactions
For the year ended October 31, 2014, purchases and sales of investments, excluding short-term investments, futures contracts, securities sold short and swap contracts, were $208,651 and $5,130,167, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended October 31, 2014, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Ramius Hedged Alpha Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Ramius Hedged Alpha Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Short-Term Investments	$33,827,158	$-	$-	$33,827,158
Other Financial Instruments*
Futures Contracts	457,787	-	-	457,787
Total Assets	$34,284,945	$-	$-	$34,284,945

Liabilities
Other Financial Instruments*
Futures Contracts/	$1,913,015	$-	$-	$1,913,015
Total Liabilities	$1,913,015	$-	$-	$1,913,015

*
Other financial instruments are derivative instruments such as futures contracts and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts and swap contracts during year ended October 31, 2014.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of October 31, 2014 by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Unrealized appreciation/ depreciation on open futures contracts	Equity contracts	$457,787	$1,913,015
Total		$457,787	$1,913,015

Ramius Hedged Alpha Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Swap Contracts	Total
Commodity contracts	$-	$(24,354)	$(24,354)
Credit contracts	-	160,490	160,490
Equity contracts	(9,893,529)	8,396,246	(1,497,283)
Foreign exchange contracts	-	(16,351)	(16,351)
Volatility contracts	-	(192,150)	(192,150)
Total	$(9,893,529)	$8,323,881	$(1,569,648)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Swap Contracts	Total
Commodity contracts	$-	$6,592	$6,592
Credit contracts	-	(83,084)	(83,084)
Equity contracts	(1,124,217)	(826,597)	(1,950,814)
Foreign exchange contracts	-	4,103	4,103
Volatility contracts	-	27,636	27,636
Total	$(1,124,217)	$(871,350)	$(1,995,567)

The notional amount of swap contracts and number of futures contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of October 31, 2014 are as follows:

Derivatives not designated as hedging instruments
Commodity contracts	Swap contracts	Notional amount	$1,445,298
Credit contracts	Swap contracts	Notional amount	$1,360,000
Equity Contracts	Swap contracts	Notional amount	$102,776,139
Foreign exchange contracts	Swap contracts	Notional amount	$240,000
Volatility contracts	Swap contracts	Notional amount	$1,749,722
Equity contracts	Long Futures contracts	Number of contracts	24
Equity contracts	Short Futures contracts	Number of contracts	954

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with an International Swaps and Derivatives Association, Inc. Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Ramius Hedged Alpha Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

The Fund’s Statement of Assets and Liabilities (“SAL”) presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SAL to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

		Amounts Not Offset in the Statement of Assets and Liabilities
Description/Financial Instrument/ Statement of Assets and Liabilities Category	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open futures contracts – asset receivable	$457,787	$(457,787)	$-	$-
Unrealized depreciation on open futures contracts – liability payable	1,913,015	(457,787)	(1,455,228)	-

*
Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the company to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**
Amounts relate to master netting agreements and collateral agreements which have been determined by the company to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the statement of assets and liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Ramius Hedged Alpha Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and the
Shareholders of Ramius Hedged Alpha Fund

We have audited the accompanying statement of assets and liabilities of the Ramius Hedged Alpha Fund (formerly Ramius Dynamic Replication Fund) (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period July 22, 2010 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ramius Hedged Alpha Fund (formerly Ramius Dynamic Replication Fund) as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and for the period July 22, 2010 to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2014

Ramius Hedged Alpha Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Long-term Capital Gain Designation
For Federal income tax purposes, the Fund designates long term capital gain dividends of $724,901, for the year ended October 31, 2014.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 6RAMIUS. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	76	None.
William H. Young a (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	76	None.
Interested Trustees:
John P. Zader a‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	76	Investment Managers Series Trust II, a registered investment company.

Ramius Hedged Alpha Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill a (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura b (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Ramius Hedged Alpha Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 21, 2014, and September 23-24, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Ramius Alternative Solutions, LLC (the “Investment Advisor”) with respect to the Ramius Hedged Alpha Fund series of the Trust (the “Fund”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Citibank 3-Month Treasury Bill Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Hedge Fund Tracking fund universe (the “Performance Universe”) for the one- and three-year periods ended June 30, 2014; reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Multialternative fund universe (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings. Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund. The Board noted that the materials they reviewed indicated that the total returns of the Fund for the one- and three-year periods were above the returns of the Citibank 3-Month Treasury Bill Index but below the median returns of the Hedge Fund Tracking Performance Universe (by 342 basis points and 195 basis points, respectively) and the Performance Peer Group (by 157 basis points and 180 basis points, respectively). The Trustees noted the advisor’s belief that the Fund had performed as expected since the Fund’s recent restructuring (in March 2014), and concluded that the Fund’s prospects for future performance were good.

The Board also considered the overall quality of services provided by Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Ramius Hedged Alpha Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund. With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were below the Expense Peer Group median and the same as the Multialternative Expense Universe median. The Trustees noted that the Investment Advisor was waiving a portion of its advisory fees with respect to the Fund because of the Fund’s low asset levels (and that the Fund’s effective advisory fee was therefore lower than its gross advisory fee), and that the Investment Advisor does not manage any other client assets using the same strategies as those of the Fund, and therefore they could not compare the Fund’s advisory fees to those charged by the advisor to any other clients.

In considering the total expenses paid by the Fund, the Board observed that the total expenses paid by the Fund (net of fee waivers) were higher than the Expense Peer Group median by 11 basis points and slightly higher than the Expense Universe median (by three basis points). The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average assets of funds in the Expense Peer Group and the Expense Universe. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2014, noting that the Investment Advisor had waived a significant portion of its advisory fee, and determined that the level of profitability was reasonable. The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund other than investment advisory fees paid to the Investment Advisor, including underwriting concessions paid to the Investment Advisor’s affiliates, research made available to it by broker-dealers providing execution services to the Fund and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Ramius Hedged Alpha Fund
EXPENSE EXAMPLE
For the Six Months Ended October 31, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/14	10/31/14	5/1/14 – 10/31/14
Class A	Actual Performance	$1,000.00	$964.30	$8.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.98	8.30
Class I	Actual Performance	1,000.00	964.50	6.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.14	7.13

*
Expenses are equal to the Fund’s annualized expense ratio of 1.63% and 1.40% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Ramius Hedged Alpha Fund
a series of Investment Managers Series Trust

Investment Adviser
Ramius Alternative Solutions LLC
599 Lexington Avenue
New York, New York 10022

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Ramius Hedged Alpha Fund – Class A	RDRAX	461 418 725
Ramius Hedged Alpha Fund – Class I	RDRIX	461 418 717

Privacy Principles of the Ramius Hedged Alpha Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ramius Hedged Alpha Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 6RAMIUS or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 6RAMIUS or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (877) 6RAMIUS. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ramius Hedged Alpha Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 6RAMIUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-6RAMIUS.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2014	FYE 10/31/2013
Audit Fees	$14,250	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2014	FYE 10/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2014	FYE 10/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/9/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/9/2015